CONTRACT ENDORSEMENT

LOCKTON

Unique Market Reference: B0713AVNPE1400137

Endorsement Reference: 7

Insured: Baltia Airlines

CONTRACT CHANGES

This contract is amended as follows:

ENDORSEMENT EFFECTIVE DATE: 15th June 2015 Local standard time at the address of the Insured.

Underwriters hereby agree to extend this policy for 90 days, PERIOD hereunder is amended to read as follows:

From 15th June 2014 to 13th September 2015 both days at 00.01 hours Local Standard Time, at the Insured's address.

Additional premium to be calculated at Pro Rata policy terms

In consideration of the foregoing it is further noted and agreed that as a consequence of the period extension all individual aggregate limits stated in this policy shall be applied separately to each of the following periods:

1. The first twelve months or
2. The period of the extension

However, notwithstanding the foregoing the individual aggregate limits for the entire period of this policy shall not exceed 455/365ths of the individual aggregates.

Information:
Aircraft remains on Ground Risk Only.
The process of FAA certification is almost complete; the Insured has a number of proving runs to complete prior to sign off.
Ground Risk Only rate to include Proving runs as applicable.

All other terms and conditions remain unchanged.

LOCKTON COMPANIES LLP
AVIATION
The St Botolph Building, 138 Houndsditch, London EC3A 7AG
Tel: 020 7933 0000 / FAX: 020 7933 0915 www.lockton.com

22.5.15
B1455021099AP

CONTRACT ENDORSEMENT

LOCKTON

Unique Market Reference: B0713AVNPE1400137

Endorsement Reference: 7

Insured: Baltia Airlines

AGREEMENT

AVS.100B		
Agreed by Ldrs Only	Agreed by Ldrs, but adv. to all Uwrs	To be agreed by all Uwrs
		BJ 22.5.15.

Initial:	XIS 26 5 2015	26/5/15	DF 26 5 15 S423055	BRT 26/05/15 BRIT 2987	26/5/15
Date:	10023300114			NA166014 A000	PCKGIEU98898
Syndicate / Co:					
MA 26/5/15 5000 TRV AT LLOYD'S	SJC 26 05 15 2003	AFB 26.05.15 2623 82% 623 18%	AML 2001 2015		
	1006059	JTEOSX14ANVJ JTEOSX14BNVK	2BL0768114EA 2BH0774214		

Note: Where more than one insurer participates in the contract, the contract terms may mean that it is not always necessary to obtain a record of agreement to the Contract Endorsement from all of those insurers.

SENT VIA EMAIL 28.5.15

PARTNER
TORUS ✓
LEX ✓
LRA
GIC ✓

LOCKTON COMPANIES LLP
AVIATION
The St Botolph Building, 138 Houndsditch, London EC3A 7AG
Tel: 020 7933 0000 / FAX: 020 7933 0915 www.lockton.com